UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

March 29, 2010 (January 25, 2010)

Live Nation Entertainment, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32601	20-3247759
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

9348 Civic Center Drive Beverly Hills, California	90210
(Address of principal executive offices)	(Zip Code)

(310) 867-7000
Registrant’s telephone number, including area code:

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On January 29, 2010, Live Nation Entertainment, Inc. (formerly known as Live Nation, Inc.) (the “Company”) filed with the Securities and Exchange Commission a Current Report on Form 8-K (the “Original Form 8-K”) in connection with the completion of the previously announced merger (the “Merger”) of Ticketmaster Entertainment, Inc. (“Ticketmaster Entertainment”), with and into a wholly-owned subsidiary of the Company. This Current Report on Form 8-K/A amends Item 9.01 of the Original Form 8-K to present certain unaudited pro forma financial information in connection with the Merger, which unaudited pro forma financial information is filed as an exhibit hereto.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

The financial statements required by this Item were included in Ticketmaster Entertainment’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009, filed with the Securities and Exchange Commission on February 25, 2010, and are incorporated herein by reference.

(b) Pro Forma Financial Information

The unaudited pro forma condensed combined financial information of the Company and its subsidiaries as of, and for the year ended, December 31, 2009, giving effect to the Merger, is filed as Exhibit 99.1 to this Current Report on Form 8-K/A and is incorporated by reference herein.

(d) Exhibits

The information in the Exhibit Index of this Current Report on Form 8-K/A is incorporated into this Item 9.01(d) by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Live Nation Entertainment, Inc.

By:	/S/ KATHY WILLARD
Kathy Willard
Executive Vice President and Chief Financial Officer

March 29, 2010

EXHIBIT INDEX

Exhibits

99.1	Unaudited pro forma condensed combined financial information of the Company as of, and for the year ended, December 31, 2009, giving effect to the Company’s merger with Ticketmaster Entertainment, Inc.